UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2026

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane Suite 2000
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, Arcadia Biosciences, Inc. (the "Company") filed an amendment to its Annual Report on Form 10-K/A (the “Form 10-K/A”) with the Securities and Exchange Commission (the “Commission”). Pursuant to Instruction 1 to Items 402(c)(2)(iii) and (iv) of Regulation S-K, a footnote to the “2025 Summary Compensation Table” included in the Form 10-K/A noted that as of the date of filing of the Form 10-K/A, the Company had not paid any bonus compensation to named executive officers under its executive incentive bonus plan for services in 2025, that the amount of any cash bonus compensation for the 2025 year for Mr. Schaefer was not determinable as of the date of filing of the Form 10-K/A, and that when the amount of any bonus compensation to Mr. Schaefer for services in 2025 was determined, the Company would file a Report on Form 8-K with the Commission disclosing the amount of any cash bonus paid and a recalculated total compensation figure, pursuant to Item 5.02(f) of Form 8-K.

On July 1, 2026, the Board of Directors of the Company (the “Board”) and the Compensation Committee of the Board approved a discretionary cash bonus payment to Thomas J. Schaefer, the Chief Executive Officer and Interim Chief Financial Officer of the Company, with respect to the 2025 year. Set forth below is an updated “2025 Summary Compensation Table” which, pursuant to Item 5.02(f) of Form 8-K, includes the amount of cash bonuses payable to Mr. Schaefer as well as the total compensation figures for the Company’s named executive officers for the 2025 and 2024 years. No other named executive officers received a bonus payment with respect to the 2025 year.

2025 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Thomas J. Schaefer	2025	$260,000	$169,000(2)	—	$40,001	—	$4,057	$473,058
President and Chief Executive Officer(3)	2024	$260,000	$65,000	—	$43,888	$126,853	$3,736	$499,477
Mark Kawakami	2025	$212,063	—	—	$40,001	—	$22,364	$274,428
Former Chief Financial Officer (4)	2024	$212,742	$53,016	—	$43,888	$57,802	$2,727	370,175

(1) Amounts do not reflect compensation actually received by the officer. Instead, the amounts represent aggregate grant date fair value of options granted during 2025 computed in accordance with ASC Topic 718 Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 13 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. On May 9, 2025, each of Mr. Schaefer and Mr. Kawakami was granted an option to purchase 12,500 shares of common stock under our 2015 Omnibus Equity Incentive Plan. The stock options have a term of ten years and vest over four years, with 25% of the shares subject to the stock options vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates. Mr. Kawakami resigned as an officer and employee effective September 12, 2025, and his options have expired and terminated.

(2) The amounts shown for 2024 represent amounts earned pursuant to our Executive Incentive Bonus Plan for services in 2024, which were paid in 2025. The amounts for 2024 were determined based on a weighting of the achievement of Financial and Individual Goals. In light of, among other factors, the proposed business combination transaction between the Company and Roosevelt Resources, LP which was terminated in December 2025, the Company did not pay bonuses under its Executive Incentive Bonus Plan to any named executive officer for the 2025 year. Mr. Schaefer is eligible to receive an annual incentive cash bonus and received a discretionary bonus payment for the 2025 year.

(3) Mr. Schaefer served as the Company’s Chief Financial Officer until his appointment as Chief Executive Officer on July 3, 2024. Amounts shown in the table include compensation for services rendered in all capacities.

(4) Mr. Kawakami served as the Vice President of Finance until his appointment as Chief Financial Officer on July 3, 2024. Amounts shown in the table include compensation for services rendered in all capacities.

Item 5.08 Shareholder Director Nominations

The Board has determined that the Company’s 2026 annual meeting of stockholders will be held on September 10, 2026 (the “2026 Annual Meeting”). The time and location of the 2026 Annual Meeting, and the matters to be considered, will be as set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission (the "SEC").

Because the expected date of the 2026 Annual Meeting represents a change of more than 30 calendar days from the date of the anniversary of the Company’s 2025 annual meeting of stockholders, the Company is informing stockholders of this change and the updated deadlines for stockholders to submit qualified proposals intended for inclusion in our proxy statement or nominations for director, or other proposals for consideration at the 2026 Annual Meeting, in accordance with the rules and regulations of the SEC, including without limitation stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws. Accordingly, to be timely, stockholders wishing to nominate a candidate for director or wishing to submit proposals intended to be considered for inclusion in our proxy statement relating to the 2026 Annual Meeting, or other proposals for consideration at the 2026 Annual Meeting, must ensure that proper notice is received by the Company at its offices no later than the close of business on July 13, 2026, which is at least 10 days after the filing date of this Report on Form 8-K, which we consider a reasonable time before we will begin printing and mailing proxy materials, and which is provided for in our Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, by the close of business on July 13, 2026. Any proposal intended to be considered for inclusion in our proxy statement must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy materials or that it will be considered to be a qualified proposal for consideration at the 2026 Annual Meeting. The Company’s Bylaws specify requirements relating to the content of the notice that stockholders must provide, and any such notices must be received in writing at the following address: Arcadia Biosciences, Inc., 5956 Sherry Lane, 20th Floor, Dallas, Texas 75225, Attention: Corporate Secretary. The notice must comply with the procedures and include the information required by the Company’s Bylaws.

Item 8.01 Other Events.

The information in Item 5.08 above concerning the Company's 2026 Annual Meeting and the date for stockholders to submit nominations for director or proposals to be considered for inclusion in the Company's proxy statement relating to the 2026 Annual Meeting is hereby incorporated by reference into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	July 2, 2026	By:	/s/ Thomas J. Schaefer
Thomas J. Schaefer, Chief Executive Officer